        Exhibit 99.1
FLEETCOR Enters into Cooperation Agreement with the D. E. Shaw Group
Company to Undertake Strategic Portfolio Review

March 20, 2023 – ATLANTA -- FLEETCOR Technologies, Inc. (NYSE: FLT) (“FLEETCOR” or the “Company”), a leading global business payments company, today announced it has entered into a cooperation agreement with one of its long-term shareholders, the D. E. Shaw group. As part of the agreement, FLEETCOR has appointed Rahul Gupta to the Company's Board of Directors (the "Board"), agreed to add another, mutually agreed-upon director to the Board and agreed to form an ad hoc Strategic Review Committee.
Board Refresh
FLEETCOR’s appointment of Mr. Gupta and the Company’s agreement to add a second new director advances the Company’s Board refreshment process, which is intended to enhance the diversity of the Board and deepen its skill set in technology and financial oversight. These new appointments follow the January appointment of Annabelle Bexiga, a technology executive. Upon appointment of the second new director, it is expected that one of the Company’s longer tenured directors will retire.
Portfolio Review
Additionally, FLEETCOR will undertake a review of its portfolio and business configuration, with the goal of driving enhanced shareholder value. The portfolio review will assist the Board as it considers various strategic alternatives, including but not limited to the possible separation of one or more of the Company’s businesses. The Company will prioritize this assessment and intends to complete the portfolio review by the end of 2023. The Company will have no further comment on the status of the review until its conclusion. This review will complement the Company’s ongoing business simplification plan initiative.
“We are pleased to appoint Rahul Gupta to our Board, and welcome new perspectives that will help shape our path forward,” says Ron Clarke, Chairman and CEO of FLEETCOR.
“We appreciate our constructive engagement with Ron and the FLEETCOR Board, along with the addition of Rahul Gupta to the Board. We are pleased that the Company will explore portfolio alternatives to highlight the strength of each of its underlying businesses with the goal of unlocking substantial value for all shareholders. We look forward to our continued collaborative dialogue with the Company,” said Michael O’Mary, Managing Director at D. E. Shaw & Co., L.P.
Under the terms of the cooperation agreement, FLEETCOR and the D. E. Shaw group have agreed to customary standstill, voting commitments, and other provisions. A copy of the cooperation agreement will be filed with the Securities and Exchange Commission.

Goldman Sachs & Co. LLC is serving as financial advisor to FLEETCOR, and Jones Day is serving as legal counsel to FLEETCOR.
About Rahul Gupta
Rahul Gupta is the former CEO of RevSpring, a healthcare billing and payments company. Before his time there, he served as Group President for Fiserv (NASDAQ: FISV), where he was responsible for the payments line of business. Earlier in his career, he served as President for eFunds (NYSE: EFD), launched several startup companies in the payments and marketing spaces, built technology businesses for Fidelity Investments, and served numerous consulting clients for PricewaterhouseCoopers (PwC). Gupta sits on fintech boards including Mitek (NASDAQ: MITK), SavvyMoney, Amount, Exact Payments and Capital Good Fund, and he also advises several fintech venture and private equity funds.
About FLEETCOR
FLEETCOR Technologies (NYSE: FLT) is a leading global business payments company that helps businesses spend less by providing innovative solutions that enable and control expense-related purchasing and payment processes. The FLEETCOR portfolio of brands automate, secure, digitize and manage payment transactions on behalf of businesses across more than 165 countries in North America, Latin America, Europe, and Asia Pacific. For more information, please visit www.FLEETCOR.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about FLEETCOR’s beliefs, assumptions, expectations and future performance, including with respect to the anticipated benefits of the cooperation agreement and portfolio review, are forward-looking statements. Forward-looking statements can be identified by the use of words such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project” or “expect,” “may,” “will,” “would,” “could” or “should,” the negative of these terms or other comparable terminology. These forward-looking statements are not a guarantee of performance, and you should not place undue reliance on such statements. We have based these forward-looking statements largely on preliminary information, internal estimates and management assumptions, expectations and plans about future conditions, events and results. Forward-looking statements are subject to many uncertainties and other variable circumstances, the impact of macroeconomic conditions and whether expected trends, including the ongoing effects of the coronavirus (COVID-19), including the transmissibility and severity of new variants of the virus; the duration and spread of any outbreak, its severity, the actions to contain the virus or treat its impact through vaccines or otherwise, how quickly and to what extent normal economic and operating conditions can resume and the impact on macroeconomic conditions, including any recession that has occurred or may occur in the future; our ability to successfully execute our strategic plan and portfolio review, manage our growth and achieve our performance targets; our ability to attract new and retain existing partners, fuel merchants, and lodging providers, their promotion and support of our products, and their financial performance; the failure of management assumptions and estimates, as well as differences in, and changes to, economic, market, interest rate, interchange fees, foreign exchange rates, and credit conditions, including changes in borrowers’ credit risks and payment behaviors; the risk of higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to successfully manage our credit risks and the sufficiency of our allowance for expected credit losses; our ability to securitize our trade receivables; the occurrence of fraudulent activity, data breaches or failures of our information security controls or cybersecurity-related incidents that may compromise our systems or customers’ information; any disruptions in the operations of our computer systems and data centers; the international operational and political risks and compliance and regulatory risks and costs associated with international operations, including the impact of the conflict between Russia and Ukraine on our business and operations and the anticipated sale of our Russia business; our ability to develop and implement new technology, products, and services; the regulation, supervision, and examination of our business by foreign and domestic governmental authorities, as well as litigation and regulatory actions, including the lawsuit filed by the Federal Trade Commission (FTC); the impact of regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering (AML) and anti-terrorism financing laws; changes in our senior management team and our ability to attract, motivate and retain qualified personnel consistent with our strategic plan and portfolio review; tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations; the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; and the other factors and information in our Annual Report on Form 10-K filed with the SEC under the Exchange Act and Securities Act. See “Risk Factors” in our Annual Report on Form 10-K filed with the SEC. These factors could cause our actual results and experience to differ materially from any forward-looking statement made herein. The forward-looking statements included in this press release are made only as of the date hereof and we do not undertake, and specifically disclaim, any obligation to update any such statements as a result of new information, future events or developments, except as specifically stated or to the extent required by law. You may access FLEETCOR’s SEC filings for free by visiting the SEC web site at www.sec.gov.
Contacts
Investor Relations
Jim Eglseder, 770-417-4697
Jim.Eglseder@fleetcor.com

Media Relations
Chad Corley, 770-729-5021
Chad.Corley@fleetcor.com
Source: FLEETCOR Technologies, Inc.

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